                                                                     EXHIBIT 4.3

EP                    ENDO PHARMACEUTICALS HOLDINGS INC.


    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       SEE REVERSE FOR
                     COMMON STOCK                            CERTAIN DEFINITIONS

                                                              CUSIP 29264F 20 5

THIS IS TO CERTIFY that

                            [CERTIFICATE OF STOCK]


is the owner of

 fully-paid and non-assessable shares of Common Stock of the par value of $.01 each of
    __________________                                  ____________________
______________________ENDO PHARMACEUTICALS HOLDINGS INC.________________________
   ___________________                                  ____________________

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

     Dated:                        SEAL


            /s/ Jeffrey R. Black            /s/ Carol A. Ammon
                 TREASURER                       PRESIDENT


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY                TRANSFER AGENT
               (NEW YORK, N.Y.)                              AND REGISTRAR


BY                                                          AUTHORIZED SIGNATURE


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     The Company will furnish without charge to any shareholder who so requests a full statement of, and the authority of the Board of Directors to fix, the designation, relative rights, preferences and limitations of the shares of each class of stock, or series thereof, authorized to be issued.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM -as tenants in common                UNIF GIFT MIN ACT-___________Custodian__________
     TEN ENT -as tenants by the entireties                             (Cust)           (Minor)
     JT TEN  -as joint tenants with right of                     under Uniform Gifts to Minors
              survivorship and not as tenants                    Act_________________________
              in common                                                   (State)

      Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
----------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                           _____________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed:

__________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17AG-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.